SECOND AMENDMENT
                                       TO
                           THIRD AMENDED AND RESTATED
                          CREDIT AND SECURITY AGREEMENT


      THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Second Amendment"), dated as of April 30, 1997, is entered into among Watson Wyatt & Company (formerly known as The Wyatt Company) (d/b/a Watson Wyatt Worldwide) ("Wyatt"), Watson Wyatt Investment Consulting, Inc. (formerly known as Wyatt Investment Consulting, Inc.) ("WWIC" and, together with Wyatt, the "Companies"), NationsBank, N.A. ("NationsBank"), as a Bank and as Agent (the "Agent") for the Banks, and the Banks identified as such on the signature pages hereto (the "Banks"). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement (as defined below).

                                    RECITALS

      A. The Companies, as Borrowers, the Banks and the Agent entered into that certain Third Amended and Restated Credit Agreement dated as of January 5, 1996 (as amended and supplemented from time to time, the "Credit Agreement") and that certain Consent and Agreement dated as of March 6, 1996 (the "Consent" and, together with the Credit Agreement, the "Agreements").

      B. Effective March 31, 1996, Wyatt entered into the Wellspring Joint Venture.

      C. Wellspring Joint Venture is in the final stages of negotiating a five year services agreement with Federal Express Corporation ("Federal Express") scheduled to commence September 1, 1997. As a condition to entering into the agreement, Federal Express is requesting a separate guaranty from Wyatt and from State Street Bank and Trust Company, for the benefit of Wellspring Joint Venture, in the amount of $5,310,000 each (the "Federal Express Guaranty").

      D. The Companies have requested that the Banks agree to modify certain of the covenants and agreements contained in the Credit Agreement to permit the Federal Express Guaranty.

      E. The Banks have agreed to execute and deliver this Second Amendment on the terms and conditions set forth herein.

                                    AGREEMENT

      NOW,  THEREFORE,  IN  CONSIDERATION  of the  premises  and other  good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

      1.    Amendment.

      Section 7.2(a) of the Credit Agreement is hereby amended by replacing subsection (iv) thereof in its entirety with the following:

            (iv) guaranty and other contingent obligations, excluding contingencies arising out of office and equipment leases and the Guaranty, which shall not be greater than $7,500,000 in the aggregate at the end of any fiscal quarter.

      2. Condition Precedent. This Second Amendment shall not be effective until the Agent has received copies of this Second Amendment duly executed by the Companies and the Majority Banks.

      3. Liens. The Companies affirm the liens and security interests created and granted in the Credit Agreement and the other Loan Documents and agree that this Second Amendment shall in no manner adversely affect or impair such liens and security interests.

      4. Representations and Warranties. Each Company hereby represents and warrants to the Banks and the Agent that (a) no Event of Default or Incipient Default exists and is continuing under the Credit Agreement except as is being waived pursuant to paragraph 1 above; (b) such Company has no claims, counterclaims, offsets, credits or defenses to the Loan Documents and the performance of its obligations thereunder, or if such Company has any such claims, counterclaims, offsets, credits or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of the Majority Banks' execution and delivery of this Second Amendment; and (c) since the date of the last financial statements of the Companies delivered to the Banks, no material adverse change has occurred in the business, financial condition, operations or prospects of such Company other than as previously disclosed to the Banks.

      5. No Other Changes. Except as expressly modified and amended in this Second Amendment, all of the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain unchanged.

      6. Counterparts. This Second Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

      7. ENTIRETY. THIS SECOND AMENDMENT AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE LOAN
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first above written.


                                            COMPANIES

                                            WATSON WYATT & COMPANY (f/k/a
                                            The Wyatt Company) (d/b/a Watson
                                            Wyatt Worldwide)


ATTEST:   /S/Eric B. Schweizer              By:   /S/Barbara L. Landes
          Name: Eric B. Schweizer                 Name: Barbara L. Landes
          Title: Treasurer                       Title: V.P. Finance and CFO


                                            WATSON WYATT INVESTMENT
                                            CONSULTING, INC. (f/k/a Wyatt
                                            Investment Consulting, Inc.)

WITNESS:  /S/Elaine S. Wiggins              By:   /S/Walter W. Bardenwerper
          Name: Elaine S. Wiggins                 Name: Walter W. Bardenwerper
          Title: Notary Public                    Title: Secretary



                             [Signatures Continued]

                                            BANKS

                                            NATIONSBANK, N.A., as Agent
                                            and as a Bank

                                            By: /S/Elizabeth S. Duff
                                            Name: Elizabeth S. Duff
                                            Title: Vice President


                                            THE FIRST NATIONAL BANK OF
                                            CHICAGO (successor in interest to
                                            NBD Bank)

                                            By: /S/Amy L. Golz
                                            Name: Amy L. Golz
                                            Title: Vice President


                                            MELLON BANK, N.A.

                                            By: /S/J. Michael Troutman
                                            Name: J. Michael Troutman
                                            Title: Vice President